Exhibit 99.1

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported December 30,	April Disposal	April Disposal	May	Other	Total		Pro Forma December 30,
	2014	1	2	Disposal	Disposals	Adjustments		2014
ASSETS
Current assets:
Cash and cash equivalents	$17,750	$1,499	$2,760	$2,300	$2,347	$8,906	(a)	$26,656
Receivables, net of allowances of $280 and $291	16,977	-	-	-	-	-		16,977

Inventories	2,300	(83)	(48)	(56)	(25)	(212	)(b)	2,088
Prepaid and refundable income taxes	474	-	-	-	-	-		474

Prepaid rent	504	-	-	-	-	-		504

Assets held for sale	11,221	(2,427)	-	(1,311)	(191)	(3,929	)(c)	7,292
Prepaid expenses and other current assets	8,105	-	(95)	-	-	(95	)(b)	8,010

Total current assets	57,331	(1,011)	2,617	933	2,131	4,670		62,001

Property, fixtures and equipment, net	29,575	-	(829)	-	(208)	(1,037	)(c)	28,538

Goodwill	982	(7)	(11)	(9)	-	(27	)(c)	955
Trademarks and other intangible assets, net	2,360	-	-	-	-	-		2,360

Other long-term assets	2,241	-	-	-	-	-		2,241

Total assets	$92,489	$(1,018)	$1,777	$924	$1,923	$3,606		$96,095

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,926	$-	$-	$-	$-	$-		$3,926
Accrued compensation and benefits	6,325	-	-	-	-	-		6,325
Workers' compensation and health insurance reserves	1,311	-	-	-	-	-		1,311

Accrued jambacard liability	38,184	-	-	-	-	-		38,184

Other current liabilities	16,454	-	-	-	-	-		16,454

Total current liabilities	66,200	-	-	-	-	-		66,200
Deferred revenue and other long-term liabilities	9,544	-	-	-	-	-		9,544

Total liabilities	75,744	-	-	-	-	-		75,744

Stockholders' equity:
Common stock, $.001 par value, 30,000,000 shares authorized; 16,567,803 and 17,154,655shares issued and outstanding, respectively	$17	$-	$-	$-	$-	$-		$17

Additional paid-in-capital	396,629	-	-	-	-	-		396,629

Treasury Shares at cost	(11,991)	-	-	-	-	-		(11,991)

Accumulated deficit	(368,041)	(1,018)	1,908	924	1,923	3,737	(d)	(364,304)
Total equity attributable to Jamba, Inc.	16,614	(1,018)	1,908	924	1,923	3,737		20,351

Noncontrolling interest	131	-	(131)	-	-	(131	)(e)	-

Total stockholders' equity	16,745	(1,018)	1,777	924	1,923	3,606		20,351
Total liabilities and stockholders' equity	$92,489	$(1,018)	$1,777	$924	$1,923	$3,606		$96,095

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

DECEMBER 30, 2014

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported Year ended December 30, 2014	April Disposal 1	April Disposal 2	May Disposal	Other Disposals	Total Adjustments		Pro Forma Year ended December 30, 2014
Revenue:
Company Stores	$198,737	$(9,563)	$(6,551)	$(7,219)	$(3,404)	$(26,737	)A	$172,000
Franchise and other revenue	19,311	526	360	397	187	1,471	B	20,782
Total revenue	218,048	(9,037)	(6,191)	(6,822)	(3,217)	(25,266)		192,782
Costs and operating expenses (income):
Cost of sales	52,236	(2,418)	(1,634)	(1,851)	(870)	(6,773	)C	45,463
Labor	61,749	(3,164)	(1,808)	(2,198)	(959)	(8,129	)C	53,620
Occupancy	27,630	(1,192)	(813)	(843)	(305)	(3,153	)C	24,477
Store operating	33,089	(1,473)	(846)	(1,106)	(465)	(3,890	)C	29,199
Depreciation and amortization	10,084	(501)	(149)	(323)	(72)	(1,045	)C	9,039
General and administrative	37,278	-	-	-	-	-		37,278
Other operating, net	(718)	-	-	-	-	-		(718)
Total costs and operating expenses	221,348	(8,748)	(5,250)	(6,321)	(2,671)	(22,990)		198,358
Loss from operations	(3,300)	(289)	(941)	(501)	(546)	(2,276)		(5,576)
Other income (expense):
Interest income	74	-	-	-	-	-		74
Interest expense	(195)	-	-	-	-	-		(195)
Total other expense, net	(121)	-	-	-	-	-		(121)
Loss before income taxes	(3,421)	(289)	(941)	(501)	(546)	(2,276)		(5,697)
Income tax expense	(168)	-	-	-	-	-		(168)
Net loss	(3,589)	(289)	(941)	(501)	(546)	(2,276)		(5,865)
Less: Net income attributable to noncontrolling interest	43	-	(43)	-	-	(43	)D	-
Net loss attributable to common stockholders	$(3,632)	$(289)	$(898)	$(501)	$(546)	$(2,233)		$(5,865)

Jamba Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

December 30, 2014

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area as part of the Company’s refranchising initiative in two separate transactions.

In connection with the first refranchising transaction, Jamba Juice Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 1”).

In another refranchising transaction completed on April 28, 2015, Jamba Juice Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 2”).

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“May Disposal”).

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week period ended March 31, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,352,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions (“Other Disposals”).

2.	Basis of Presentation

The effect of the refranchising transactions on a cumulative basis is reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on December 30, 2014, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 30, 2014 is presented as if the disposal had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company's financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company's expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled "Pro Forma Adjustments" represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the year (in thousands).

Amount
Proceeds received	$9,776
Cost to sell	(828)
Store-related assets	(42)
$8,906

(b) - Represents the pro forma adjustments for the assets that will no longer be on Jamba's balance sheet as a result of the disposal of the stores to the franchise partners.

(c) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from Jamba.

(d) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands).

Amount
Proceeds received	$9,776
Less: Cost to sell	(828)
Assets held for sale	(3,929)
Property, fixtures & equipment	(1,037)
Goodwill and current assets	(376)
Noncontrolling interest	131
$3,737

(e) - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in Jamba Juice Southern California ("JJSC"), since the purchaser is acquiring the remaining interest on the JJSC stores.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the full year of revenue from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 2014 fiscal year.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported March 31,	April Disposal	April Disposal	May	Other	Total		Pro Forma March 31,
	2015	1	2	Disposal	Disposals	Adjustments		2015
ASSETS
Current assets:

Cash and cash equivalents	$8,116	$1,499	$2,760	$2,300	$-	$6,559	(a)	$14,675
Receivables, net of allowances of $272 and $280	16,226	-	-	-	-	-		16,226

Inventories	2,267	(90)	(44)	(63)	-	(197	)(b)	2,070

Prepaid and refundable income taxes	329	-	-	-	-	-		329

Prepaid rent	2,931	-	-	-	-	-		2,931

Assets held for sale	22,875	(2,427)	(804)	(1,311)	-	(4,542	)(c)	18,333
Prepaid expenses and other current assets	7,554	-	(95)	-	-	(95	)(b)	7,459

Total current assets	60,298	(1,018)	1,817	927	-	1,726		62,024

Property, fixtures and equipment, net	16,002	-	-	-	-	-		16,002

Goodwill	897	(7)	(11)	(9)	-	(27	)(c)	870
Trademarks and other intangible assets, net	1,295	-	-	-	-	-		1,295

Other long-term assets	1,969	-	-	-	-	-		1,969

Total assets	$80,461	$(1,025)	$1,806	$918	$-	$1,699		$82,160

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$2,310	$-	$-	$-	$-	$-		$2,310

Accrued compensation and benefits	4,813	-	-	-	-	-		4,813
Workers' compensation and health insurance reserves	1,680	-	-	-	-	-		1,680

Accrued jambacard liability	32,368	-	-	-	-	-		32,368

Other current liabilities	21,005	-	-	-	-	-		21,005

Total current liabilities	62,176	-	-	-	-	-		62,176
Deferred revenue and other long-term liabilities	8,643	-	-	-	-	-		8,643
Total liabilities	70,819	-	-	-	-	-		70,819

Stockholders' equity:
Common stock, $0.001 par value, 30,000,000 shares authorized; 17,523,014 and 16,166,869 shares issued and outstanding at March 31, 2015, respectively and 16,567,803 shares issued and outstanding at December 30, 2014	$18	$-	$-	$-	$-	$-		$18

Additional paid-in-capital	397,928	-	-	-	-	-		397,928

Treasury Shares at cost	(18,674)	-	-	-	-	-		(18,674)

Accumulated deficit	(369,792)	(1,025)	1,968	918	-	1,861	(d)	(367,931)
Total equity attributable to Jamba, Inc.	9,480	(1,025)	1,968	918	-	1,861		11,341

Noncontrolling interest	162	-	(162)	-	-	(162	)(e)	-

Total stockholders' equity	9,642	(1,025)	1,806	918	-	1,699		11,341
Total liabilities and stockholders' equity	$80,461	$(1,025)	$1,806	$918	$-	$1,699		$82,160

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

MARCH 31, 2015

(Dollars in thousands)

		PRO FORMA ADJUSTMENTS
	Reported 13 week period ended March 31, 2015	April Disposal 1	April Disposal 2	May Disposal	Other Disposals	Total Adjustments		Pro Forma 13 week period ended March 31, 2015
Revenue:

Company Stores	$47,728	$(2,350)	$(1,644)	$(1,737)	$(667)	$(6,398	)A	$41,330

Franchise and other revenue	4,776	129	90	96	37	352	B	5,128

Total revenue	52,504	(2,221)	(1,554)	(1,641)	(630)	(6,046)		46,458
Costs and operating expenses (income):

Cost of sales	12,407	(585)	(428)	(428)	(177)	(1,618	)C	10,789

Labor	16,088	(822)	(477)	(557)	(233)	(2,089	)C	13,999

Occupancy	6,835	(301)	(207)	(222)	(49)	(779	)C	6,056

Store operating	8,034	(376)	(224)	(244)	(54)	(898	)C	7,136

Depreciation and amortization	1,873	(51)	(32)	(68)	(76)	(227	)C	1,646

General and administrative	8,963	-	-	-	-	-		8,963

Other operating, net	(28)	-	-	-	1,924	1,924	D	1,896

Total costs and operating expenses	54,172	(2,135)	(1,368)	(1,519)	1,335	(3,687)		50,485

Loss from operations	(1,668)	(86)	(186)	(122)	(1,965)	(2,359)		(4,027)

Other income (expense):

Interest income	15	-	-	-	-	-		15

Interest expense	(41)	-	-	-	-	-		(41)

Total other expense, net	(26)	-	-	-	-	-		(26)

Loss before income taxes	(1,694)	(86)	(186)	(122)	(1,965)	(2,359)		(4,053)

Income tax expense	(26)	-	-	-	-	-		(26)

Net loss	(1,720)	(86)	(186)	(122)	(1,965)	(2,359)		(4.079)
Less: Net income attributable to noncontrolling interest	31		(31)			(31	)E	-
Net loss attributable to common stockholders	$(1,751)	$(86)	$(155)	$(122)	$(1,965)	$(2,328)		$(4,079)

Jamba Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2015

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area as part of the Company’s refranchising initiative in two separate transactions.

In connection with the first refranchising transaction, Jamba Juice Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 1”).

In another refranchising transaction completed on April 28, 2015, Jamba Juice Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“April Disposal 2”).

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area as part of its refranchising. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction (“May Disposal”).

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week period ended March 31, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,352,000 and the purchasers entered into the Company’s standard franchise agreements with a ten-year terms in connection with entering into the transactions (“Other Disposals”).

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on March 31, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 13 week period ended March 31, 2015 is presented as if the disposal had occurred on December 31, 2014. As a result, pro forma adjustments for refranchising of the small group of stores completed during the 13 week period ended March 31, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company's financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company's expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled "Pro Forma Adjustments" represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the 13 week period ended March 31, 2015 (in thousands).

Amount
Proceeds received	$7,424
Cost to sell	(828)
Store-related assets	(37)
$6,559

(b) - Represents the pro forma adjustments for the assets that will no longer be on Jamba's balance sheet as a result of the disposal of the stores to the franchise partners.

(c) - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise partners from Jamba.

(d) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands).

Amount
Proceeds received	$7,424
Less: Cost to sell	(828)
Assets held for sale	(4,542)
Goodwill and current assets	(355)
Noncontrolling interest	162
$1,861

(e) - Represents the pro forma adjustments to eliminate the 12% noncontrolling interest in Jamba Juice Southern California ("JJSC"), since the purchaser is acquiring the remaining interest on the JJSC stores.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 13 week period ended March 31, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 13 week period ended March 31, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 13 week period ended March 31, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.